Fourth Quarter
2006 Review
February 1, 2007
Fourth Quarter
2006 Review
February 1, 2007
John V. Faraci
Chairman & CEO
Marianne M. Parrs
EVP & CFO
John V. Faraci
Chairman & CEO
Marianne M. Parrs
EVP & CFO
Exhibit 99.2

Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements.
These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i) industry conditions, including changes in the cost or availability of raw materials and energy, changes in transportation costs, competition, changes in the Company's product mix and demand and pricing for the Company's products; (ii) market and economic factors, including changes in international conditions, specifically in Brazil, Russia, Poland, China and South Korea, changes in currency exchange rates, changes in credit ratings issued by nationally recognized statistical rating organizations, pension and healthcare costs and natural disasters, such as hurricanes;
(iii) the Company's transformation plan, including the ability to continue to successfully execute the transformation plan, the impact of the plan on the Company's relationship with its employees, the ability to realize anticipated profit improvement from the plan and the ability to invest proceeds with attractive financial returns; (iv) the execution of sale transactions currently under contract and the realization of anticipated sales proceeds thereunder; and (v)
unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and the uncertainty of the costs and other effects of potential litigation. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the Company's Securities and Exchange
Commission filings.

uring the course of this presentation, certain non-
U.S. GAAP financial information will be presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the company’s
website at www.internationalpaper.com
under
Investors.
Statements Relating to
Non-GAAP Financial Measures
D

Agenda
Fourth Quarter 2006 Review
Transformation Plan Update
First Quarter 2007 Outlook
2007 Priorities
Fourth Quarter 2006 Review
Transformation Plan Update
First Quarter 2007 Outlook
2007 Priorities

Fourth Quarter 2006 Summary
Best Fourth Quarter Since 1999
Volume
• Seasonally slower in North America
• Improved European and Brazilian volumes
Pricing
• Papers improve in North America, Europe, and Brazil
• Packaging flat
Manufacturing operations impacted by outages
Higher Real Estate sales, but reduced harvest income
Reduced corporate expense
Lower net interest expense
Reduced share count
Beverage Packaging and Wood Products included in
discontinued operations
Volume
• Seasonally slower in North America
• Improved European and Brazilian volumes
Pricing
• Papers improve in North America, Europe, and Brazil
• Packaging flat
Manufacturing operations impacted by outages
Higher Real Estate sales, but reduced harvest income
Reduced corporate expense
Lower net interest expense
Reduced share count
Beverage Packaging and Wood Products included in
discontinued operations

0.00
0.10
0.20
0.30
0.40
0.50
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
0.00
0.10
0.20
0.30
0.40
0.50
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2002 2003 2004 2005
2006
.10
.27
.26
.26
.11
.15
.11
.03
.02
.30
.16
.34
.27
.20
.17
.04
.12
.35
Diluted EPS from Continuing Operations
and Before Special Items
$/Share
* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investors/Presentations
.40
.47

EPS $ / Share EPS $ / Share
4Q ‘06 vs. 3Q ‘06
EPS from cont. ops before special items
NA Papers    .02
Int’l Papers    .02
IP Realty      ..06
Land Sales  (.01)
NA Papers      (.03)
Others             (.01)
NA Papers          (.05)
NA Packaging     (.03)
Coated                  (.03)
Harvest Income    (.05)
LIFO      . 04
Benefits  .04
.47
.40
.04
.09
.08
.05
.04
(.08)
(.03)
(.08)
(.04)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
3Q ' 06 Price Volume /
Downtime
Cost/Mix Brazil
Outage
Real Estate Corporate /
Other
Interest Divestitures Shares 4Q ' 06

12M ‘06 vs. 12M ‘05
.70
1.33
.20
.32
.24
.80
(.19)
(.09)
(.24)
(.05)
(.36)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
12M '05 Price Volume /
Downtime
Cost/Mix Materials /
Distrib
Real Estate Corporate /
Other
Interest Divestitures Tax 12M '06
EPS $ / Share EPS $ / Share
EPS from cont. ops before special items
Packaging    .35
Papers          .44
Other            .01
Chemicals           (.09)
Energy                  (.05)
Wood Cost          (.03)
Distribution          (.19)
2005   Tax rate 20%
2006   Tax rate 29%
Coated                  (.04)
Harvest Income    (.05)
Pension   (.16)
Benefits   (.10)
Other         .02

Raw Material & Distribution Costs
EBIT impact 12M’06 vs. 12M’05
Total of $214 million or $0.36 per share
negative impact in 12M’06 versus 12M’05
(130)
(110)
(90)
(70)
(50)
(30)
(10)
(130)
(110)
(90)
(70)
(50)
(30)
(10)
Energy Distribution Chemicals
EBIT ($MM)
(7)
(12)
(24)
(58)
Non-U.S. Wood
(113)
1
All costs exclude coated papers and discontinued operations

0
4
8
12
16
20
0
4
8
12
16
20
2000
June
2001
Dec
2002
Dec
2003
Dec
2004
Dec
2005
Dec
17.9
15.2
14.8
15.5
14.6
12.2
$ Billion
Reduced total debt by
$10.7 billion since June 2000
Debt Reduction
Except for December 2005 and January 2006, all periods include Carter Holt Harvey debt on IP’s balance sheet
7.2
2006
Dec
2005
June
13.4

Printing Papers
* Excluding a $128MM special charge
$  1,545
190*
Sales
Earnings
4Q’06 3Q’06
$ Millions
$ Millions
Uncoated
Pulp
Europe (uncoated)
Brazil (uncoated)
$9
$21
€16
R$20
Volume Realizations/ton
$  1,670
249
4Q’06 Change vs 3Q’06:
4Q’06 Change vs 3Q’06:
(5%)
(9%)
8%
2%
Average IP realization (includes the impact of mix across all grades)

Industrial Packaging
Average IP realization (includes the impact of mix across all grades)
$  1,265
122
Sales
Earnings
4Q’06 3Q’06
$ Millions
$ Millions
Containerboard
U.S. Container
$7
($4)
Volume Realizations/ton
$ 1,250
125*
4Q’06 Change vs 3Q’06:
4Q’06 Change vs 3Q’06:
(4%)
(1%)
* Excluding a $13MM special gain

Consumer Packaging
Average IP realization (includes the impact of mix across all grades)
$  665
28
Sales
Earnings
4Q’06 3Q’06
$ Millions
$ Millions
Coated Paperboard
$8
Volume Realizations/ton
$  645
48
4Q’06 Change vs 3Q’06:
4Q’06 Change vs 3Q’06:
(5%)
Converting Businesses
Sales Revenue
(4%)

14 Distribution $ 1,715 31 Sales Earnings 4Q’06 3Q’06 $ Millions $ Millions $ 1,730 34 Record fourth quarter EBIT; up 20% compared to 2005 Record Year

15 Forest Resources $ 190 162 Sales Earnings 4Q’06 3Q’06 $ Millions $ 135 166

Special Items (net of tax & minority interest)
$2,740 • Forestland Sale Gains
(759) • Goodwill Impairments
(84) • Saillat Mill Asset Impairment
(69) • Restructuring / Corporate
(4) • Tax Adjustment
7 • Other
$4.06 $1,831 Total Special Items
Discontinued Operations (net of tax)
$(3) • Beverage Packaging
(94) • Wood Products
22 • Weldwood Tariff Refund
4 • Other Items
$(0.16) $(71) Total Discontinued Operations
$MM $/Share
Special Items & Discontinued
Operations – 4Q’06

Earnings from Continuing Operations
and Before Special Items $0.47
Special Items 4.06
Earnings from Continuing Operations 4.53
Discontinued Operations (0.16)
Net Earnings $4.37
Earnings from Continuing Operations
and Before Special Items $0.47
Special Items 4.06
Earnings from Continuing Operations 4.53
Discontinued Operations (0.16)
Net Earnings $4.37
Reconciliation to 4Q’06
Diluted Earnings Per Share
Diluted EPS

Special Items & Discontinued
Operations - 2006
22 • Other
(185) • Restructuring / Corporate
Special Items (net of tax & minority interest)
$2,964 • Forestlands Sale
(1,302) • Coated Papers Sale
78 • Other Divestitures
(759) • Goodwill Impairment
(121) • Asset Impairment
(28) • Other
$1.32 $647 Total Special Items
Discontinued Operations (net of tax)
$(54) • Beverage Packaging
(244) • Wood Products
(46) • Kraft Papers
90 • Brazil Coated Papers
$(0.47) $(232) Total Discontinued Operations
$MM $/Share

Earnings from Continuing Operations
and Before Special Items $1.33
Special Items 1.32
Earnings from Continuing Operations 2.65
Discontinued Operations (0.47)
Net Earnings $2.18
Earnings from Continuing Operations
and Before Special Items $1.33
Special Items 1.32
Earnings from Continuing Operations 2.65
Discontinued Operations (0.47)
Net Earnings $2.18
Diluted EPS
Reconciliation to 2006
Diluted Earnings Per Share

2006 Summary
Best year since 2000
Strong price realizations
EBIT margin improved by 160 basis points
Continued improvement in our manufacturing
operations
Good cost control
Our supply/demand in balance
Significant progress in transforming International Paper
Best year since 2000
Strong price realizations
EBIT margin improved by 160 basis points
Continued improvement in our manufacturing
operations
Good cost control
Our supply/demand in balance
Significant progress in transforming International Paper
Solid Foundation for Continued Improvement

$.330 Billion 12M06
$1.4 Billion
$6.2 B Debt Reduction
$2.0 B Announced
Average Returns ~ 12%
Improve Existing Businesses
Improve Existing Businesses
Return Value to Shareholders
Return Value to Shareholders
Strengthen Balance Sheet
Strengthen Balance Sheet
Selective Reinvestment
Selective Reinvestment
$9.7 Billion Received
Divestitures
Divestitures
Transformation Plan Update
Fourth Quarter 2006
Announced Divestitures Proceeds Totaling $11.3 Billion
$1.0 B Pension Contribution

First Quarter 2007 Outlook
Volume - seasonally stronger
Prices
• Implementing IP’s previously announced containerboard and
coated board price increases
• Implementing IP’s previously announced European and Brazilian paper price increases
Continued progress in improving operations with fewer
mill outages
Input costs mixed and slightly higher
Lower real estate sales
First full quarter of IP/Sun Coated Paperboard JV
Addition of Luiz Antonio operations in Brazil
Volume - seasonally stronger
Prices
• Implementing IP’s previously announced containerboard and
coated board price increases
• Implementing IP’s previously announced European and Brazilian paper price increases
Continued progress in improving operations with fewer
mill outages
Input costs mixed and slightly higher
Lower real estate sales
First full quarter of IP/Sun Coated Paperboard JV
Addition of Luiz Antonio operations in Brazil

2007 Priorities
Improve Existing
Businesses
Deliver on earnings from
Selective Reinvestments
• Luiz Antonio
• IP/Sun JV
Return Value to
Shareholders
Improve Existing
Businesses
Deliver on earnings from
Selective Reinvestments
• Luiz Antonio
• IP/Sun JV
Return Value to
Shareholders
Building on a Solid 2006
$400 MM Target
$165 MM
Up to $1.6 B

24 Q & A Q & A

25 Appendix Appendix

26 2006 Total Overhead Cost Pension, Supply Chain & Commissions $3.4 Billion Overhead Cost Base to Manage $100 Million or 4% Improvement Year-over-Year 28% 72%

Carter Holt
Harvey
Brazil Coated
Papers
US Coated
Papers
Kraft Papers
Forestlands
Wood Products
Arizona
Chemical
Consider
Strategic
Options
Distribute
Sales
Book
Evaluate
Bids
Sales
Agreement
Announced
Close
on
Sale
5.7 MM acres
Bev. Packaging
Proceeds
$1.1B
$0.4B
*Expected to close first half of 2007
$1.4B
$6.6B
Transformation Plan Update
Divestments status as of February 1, 2007
$0.2B
Total Proceeds
To date
$0.5B
$0.6B*
$0.5B*
$11.3B
1
Received $413 MM from the North American Portion of the Sale
1

Transformation Plan Update
2006 Results for Businesses Sold or Sale Announced
4,460
1,340
220
770
235
845
1,050
Sales
(MM)
Total
Wood Products
Forest Harvests/
Recreation
Income
Arizona Chemical
Kraft Papers
Beverage Pkg
US & Brazil
Coated Paper
Business
Forest Products
Forest Products
Other Businesses
Discontinued
Operations
Consumer Packaging
Printing Papers
Reporting Segment
350
(20)
125
60
40
50
95
Operating Profit
(MM)
Operating profit represents 12M’06 YTD, except for US and Brazil coated papers which are July and August YTD respectively

29%
$ 746 MM
$156 MM
$521 MM
$1.1 B
$1.1 B
2006
1
Effective Tax Rate
2
Corporate Items
Supply Chain Expense
Net Interest Expense
Depreciation & Amort.
Capital Spending
20%
$607 MM
$135 MM
$595 MM
$1.2 B
$1.1 B
2005
1
30-32%
$675 – 725 MM
$215 MM
$350-380 MM
$1.1 -1.2 B
$1.1-1.2 B
2007 Est.
1
Excludes discontinued operations result and Coated Papers
2
Before special items
Key Financial Statistics
Updated as of February 1, 2007

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Containerboard Uncoated Papers Pulp Coated Paperboard European Papers
*Includes indefinitely closed uncoated papers capacity at Pensacola, FL, Bastrop, LA and Jay, ME in 2Q05
(72,000 tons), 3Q05 (108,000 tons) and 4Q’05 (108,000 tons).  Permanently closed at end of 4Q’05.
168
44
49
232
Lack of Order Downtime
59
90
236
173
5
10
5
35
95
M  Short Tons
2002 2003 2004 2005
274*
270*
180*
25
2006
25
28
70

2
10
(19)
11
Q1’07 Period Impact
vs. Full-Year 2007
Amortization
$(MM)
Total Impact
Consumer Packaging
Industrial Packaging
Printing Papers
101,000
0
74,000
27,000
Maintenance
Outage
(tons)
Maintenance outages and dollar impacts are estimated and are subject to change.
Q1’07 Maintenance Outages

Earnings by Industry Segment
Earnings by Industry Segment
Printing Papers $190 $249 $64 805 $499
Industrial Packaging 122 125 5 386 223
Consumer Packaging 28 48 29 131 122
Distribution 31 34 25 128 84
Forest Products 162 166 224 678 732
Other Businesses 13 22 (6) 61 17
Operating Profit 546 644 341 2,189 1,677
Interest Expense (86) (144) (152) (527) (649)
Minority Interest 3 - 3 8 -
Corporate Items, net (166) (221) (173) (746) (607)
Earnings from continuing operations
before income taxes, minority
interest & special items $297 $279 $19 $924 $421
Earnings by Industry Segment
Printing Papers $190 $249 $64 805 $499
Industrial Packaging 122 125 5 386 223
Consumer Packaging 28 48 29 131 122
Distribution 31 34 25 128 84
Forest Products 162 166 224 678 732
Other Businesses 13 22 (6) 61 17
Operating Profit 546 644 341 2,189 1,677
Interest Expense (86) (144) (152) (527) (649)
Minority Interest 3 - 3 8 -
Corporate Items, net (166) (221) (173) (746) (607)
Earnings from continuing operations
before income taxes, minority
interest & special items $297 $279 $19 $924 $421
$ Millions
3Q’06
3Q’06
4Q’05
4Q’05
4Q’06
4Q’06
2006
2006
2005
2005
Before special items
*Industry segment information has been reclassified to conform with minor changes in 2006 organizational structure as well as to reflect Kraft Paper, the Brazil Coated Papers business, Wood Products and Beverage Packaging as discontinued operations.

Before Special Items
Q1 86 (22) (5) 59 26% 486.3 0.12
Q2 262 (89) (4) 169 34% 487.2 0.35
Q3 279 (78) (5) 196 28% 484.9 0.40
Q4 297 (83) (3) 211 28% 451.2 0.47
Full Year Total 924 (272) (17) 635 29% 488.7 1.33
Special Items
Q1 (1,308) 38 - (1,270)         3% 486.3 (2.61)
Q2 (128) 45 - (83) 35% 487.2 (0.17)
Q3 286 (117) - 169 41% 484.9 0.35
Q4 3,414 (1,583) - 1,831 46% 451.2 4.06
Full Year Total 2,264 (1,617) - 647 71% 488.7 1.32
Earnings from Continuing Operations
Q1 (1,222) 16 (5) (1,211) 1% 486.3 (2.49)
Q2 134 (44) (4) 86 33% 487.2 0.18
Q3 565 (195) (5) 365 35% 484.9 0.75
Q4 3,711 (1,666) (3) 2,042 45% 451.2 4.53
Full Year Total 3,188 (1,889) (17) 1,282 59% 488.7 2.65
2006 Earnings from Continuing
Operations
Pre-Tax  Tax MI Net ETR          Average Diluted
Shares
2
EPS
1
$ MM MM Shares $/Share $ MM $ MM $ MM
MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share
1
A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information and the presentation tab
2
Assuming dilution

Before Special Items
Q1 151 (18) (2) 131 12% 488.9 0.27
Q2 133 (32) (2) 99 24% 487.4 0.20
Q3 118 (34) (3) 81 29% 507.1 0.17
Q4 19 1 (2) 18 (5%) 486.0 0.04
Full Year Total 421 (83) (9) 329 20% 507.0 0.70
Special Items
Q1 (103) 36 - (67) 35% 488.9 (0.14)
Q2 37 (96) - (59) 259% 487.4 (0.12)
Q3 162 443 - 605 (273%) 507.1 1.19
Q4 (231) 107 - (124) 46% 486.0 (0.26)
Full Year Total (135) 490 - 355 363 507.0 0.70
Earnings from Continuing Operations
Q1 48 18 (2) 64 (38%) 488.9 0.13
Q2 170 (128) (2) 40 75% 487.4 0.08
Q3 280 409 (3) 686 (146%) 507.1 1.36
Q4 (212) 108 (2) (106) 51% 486.0 (0.22)
Full Year Total 286 407 (9) 684 (142%) 507.0 1.40
2005 Earnings from Continuing
Operations
Pre-Tax  Tax MI Net ETR          Average Diluted
Shares
2
EPS
1
$ MM MM Shares $/Share $ MM $ MM $ MM
MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share
1
A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information and the presentation tab
2
Assuming dilution

Corrugated boxes
* U.S. only.
Average IP realization (includes the impact of mix across all grades)
Average Sales Realizations
474
$/ton
Packaging
$/ton
Printing
Papers
Segments
3Q’06
Average Sales Realizations
4Q’05
897
790
512
Dec 06
Containerboard
Pulp
Uncoated
Grades* 4Q’06 Dec 05 2005 2004 2006
889
564
791
425 509
688
566
787
799
426
489
713
862
483
533
763
793
402
481
688
887
502
546
790
695
419
458
685

Forest Resources
Earnings Sources – Gross Margin
• Sales of Forestlands $118 $125 $139
• Harvest & Recreational Income 26 63 75
Forestland Expenses
(27)
(27) (30)
Land Utilization (real estate),
Net of Expenses
45 5 40
Total EBIT $162 $166 $224
Earnings Sources – Gross Margin
• Sales of Forestlands $118 $125 $139
• Harvest & Recreational Income 26 63 75
Forestland Expenses
(27)
(27) (30)
Land Utilization (real estate),
Net of Expenses
45 5 40
Total EBIT $162 $166 $224
$ Millions
3Q’06
3Q’06
4Q’05
4Q’05
4Q’06
4Q’06

Forest Resources
Earnings Sources – Gross Margin
• Sales of Forestlands $447 $400 $315
• Harvest & Recreational Income 222 269 281
Forestland Expenses
(114)
(146) (178)
Land Utilization (real estate),
Net of Expenses 124
198 124
Total EBIT $679 $721 $542
Earnings Sources – Gross Margin
• Sales of Forestlands $447 $400 $315
• Harvest & Recreational Income 222 269 281
Forestland Expenses
(114)
(146) (178)
Land Utilization (real estate),
Net of Expenses 124
198 124
Total EBIT $679 $721 $542
$ Millions
2005
2005
2004
2004
2006
2006

38 Pension Returns Average annualized returns • 2006 14.9% • Past 5 years 11.5% • Past 10 years 10.0% • Portfolio asset allocation (at 12/31/06) • 62% Equity • 29% Debt • 9% Real estate & other

(500)
(400)
(300)
(200)
(100)
0
5.75 5.50 5.75 Discount
Rate (%)
8.50 8.50 8.50 Rate of
Return (%)
2007E 2006 2005
$ Millions
2005
2006 2007E
Annual Pension Expense*
Key Variables
Pension Expense
*U.S. plans only.  Pension expense reflects service cost, interest cost, amortization of actuarial losses and expected return on plan assets
(240)
(377)
(195)

2006 YTD Average
Index: Jan 2003 Natural Gas Costs = 100
2003 2004
Natural Gas Costs
2005
Trended higher in 4Q’06
2006
* NYMEX Natural Gas closing prices
0
50
100
150
200
250
300
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan
2005  Average

90
100
110
120
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan
U.S. Mill Wood Costs
Index: Jan 2003 Wood Costs = 100
2003 2004
* Delivered cost to U.S. pulp & paper mills
2005 2006
2006 YTD Average 2005  Average

0
100
200
300
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct
Index: Jan 2003 Caustic Soda Costs = 100
2003 2004
Caustic Soda Costs
2005
Trended lower in 4Q’06
2006
* Delivered cost to U.S. facilities
2006 YTD Average
2005  Average

Global Consumption
Key input indicative annual purchase levels1
Natural Gas MMbtu 28,000,000        14,000,000
# 6 Fuel Oil BBL 4,100,000 400,000
Coal Tons 1,300,000             230,000
Wood Tons 40,000,000          8,200,000
OCC
3
Tons 600,000             313,000
Caustic Soda Tons 340,000                55,000
Sodium Chlorate Tons 215,000                49,000
LD Polyethylene Tons 40,000                        -
Latex Tons 24,000                  4,000
Energy
Energy
Fiber
Fiber
Chemicals
Chemicals
Units
Units
U.S.
2
U.S.
2
Non- U.S.
Non- U.S.
1
2006 Run Rate estimates
2
Excludes discontinued operations, Arizona Chemical  and US Coated Paper business

44